UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 27, 2004

                           IRON MOUNTAIN INCORPORATED
             (Exact name of registrant as specified in its charter)

                                  PENNSYLVANIA
                 (State or other jurisdiction of incorporation)

                               1-13045 23-2588479
           (Commission File Number) (IRS Employer Identification No.)

                               745 Atlantic Avenue
                           Boston, Massachusetts 02111
          (Address of principal executive offices, including zip code)

                                 (617) 535-4766
              (Registrant's telephone number, including area code)

Item 5. Other Events.

      On May 27, 2004, Iron Mountain Incorporated (the "Company") announced the authorization and approval of a three-for-two stock split effected in the form of a dividend on the Company's Common Stock, par value $0.01 per share. Shares of the Common Stock will be issued on June 30, 2004, to all stockholders of record as of the close of business on June 15, 2004. For more information, see the Company's press release, dated May 27, 2004, which is attached herewith as
Exhibit 99

Item 7. Financial Information and Exhibits.

(c) Exhibits.

EXHIBIT NO.       ITEM
99                Press release dated May 27, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     IRON MOUNTAIN INCORPORATED
                                                     (Registrant)

                                                 By: /s/ Jean A. Bua
                                                     --------------------------
                                                     Name: Jean A. Bua
                                                     Title: Vice President and
                                                            Corporate Controller

Date: May 27, 2004